Exhibit 99.2
October 2024 Third Quarter 2024 Investor Presentation The Collection at Forsyth | Cumming, GA

Company Highlights

Small-cap shopping center REIT focused on open-air centers in fast growing MSAs in the Southeast and Southwest

4.6M
Square Feet[1]

67%
of Portfolio ABR from **Georgia, Texas and Florida**[1]

8.6%
Implied Cap Rate[2]

$43.0M
Investment in Alpine Income Property Trust[2]

$1.83 – $1.87
2024 Core FFO Per Share Guidance Range

$570M
Equity Market Cap[2]

$529M
Outstanding Debt[2]

$118M
Series A Preferred[2]

≈$1.2B
Enterprise Value[2]
(Net of Cash)

10.3x
2024 Core FFO Multiple at guidance midpoint[2]

8.0%
Annualized Dividend Yield[2]

$1.4 billion
Total investment activity in past 5-years[3]

$0.7 billion
Total disposition activity in past 5-years[3]


WHOLE FOODS MARKET
West Broad Village
Glen Allen, VA

1. Reflects Jordan Landing disposition on August 15, 2024 and three property portfolio acquisition on August 20, 2024, as described in more detail on page 7.
2. Metrics are as of September 30, 2024, and reflect a $19.02 per share common stock price for CTO as of September 30, 2024 and a $18.20 per share common stock price for PINE as of September 30, 2024.
3. Investment and disposition activity includes both properties and structured investments from Q1 2019 – Q3 2024.

© CTO Realty Growth, Inc. | ctoreit.com
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3 © CTO Realty Growth, Inc. | ctoreit.com Manage and Retain Ownership in Alpine REIT (NYSE:PINE) Third Quarter 2024 Highlights Q3 2024 Portfolio Square Feet 4.6M Portfolio has increased 24% since the beginning of the year Leased to Occupied Spread 580 bps Signed-not-opened pipeline of $6.5M, over 7% of in-place cash ABR Comparable Lease Spreads 12% Signed 148,000 SF of comparable leases at a 12% spread Same-Property NOI Growth 6% Leasing momentum continues to drive NOI growth Investment Activity $191M Included a $138M portfolio acquisition of high-quality shopping centers Total Enterprise Value (TEV) $1.2B TEV has increased 28% since the beginning of the year Liquidity $213M Over $200M of liquidity to support continued growth Portfolio SF Total Enterprise Value $1.2B 22% CAGR 23% CAGR All values are as of for the three months ended September 30, 2024, unless otherwise noted. 1. In , PINE completed it’s IPO with a portfolio contributed from CTO It is also the year CTO changed its investment strategy to focus on multi-tenant, retail-focused properties largely located in CTO’s newly defined target markets 1 1

4 © CTO Realty Growth, Inc. | ctoreit.com Attractive Valuation and Compelling Dividend Yield CTO has higher dividend yield and lower multiple relative to many in its retail-focused peer group while also demonstrating high growth Ashford Lane Atlanta, GA 2024E FFO Multiple1,2 18.3x 16.9x 16.2x 16.2x 14.4x 13.4x 13.1x 12.9x 11.3x 10.3x 3.2% 3.8% 3.2% 3.2% 4.1% 3.7% 3.9% 3.9% 5.0% 8.0% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% $- 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x 17.0x 18.0x 19.0x 20.0x AKR FRT IVT UE KIM WSR BRX KRG AAT CTO Annualized Dividend Yield1,2 1. CTO’s E Core FFO multiple and dividend yield are based on per share common stock price as of September , 2. All dividend yields and 2024E FFO multiples are based on the closing stock price on September 30, 2024, using current annualized dividends and 2024E FFO per share estimates for the peer companies from the KeyBanc Leaderboard report dated October 4, 2024. 2024E FFO per share for CTO reflects the midpoint of Core FFO guidance provided on October 24, 2024.

5 © CTO Realty Growth, Inc. | ctoreit.com Investment Highlights West Broad Village Glen Allen, VA The Shops at Legacy North Plano, TX Legacy North Plano, TX The Collection at Forsyth Cumming, GA Ashford Lane Atlanta, GA Madison Yards Atlanta, GA The Collection at Forsyth Cumming, GA 3 4 2 Active Asset Management ▪ Scalable platform and team that aggressively targets lease-up of existing vacancy and/or repositioning upside, resulting in potential robust value creation opportunities Flexible Balance Sheet with Staggered Maturities ▪ Well-laddered debt maturities, adequate liquidity and demonstrated ability to access multiple capital sources to provide financial stability and flexibility Experienced Leadership Team ▪ Seasoned leadership team with deep real estate relationships and experience 1 Southeast and Southwest Shopping Center Portfolio ▪ High quality, large format, retail portfolio in business-friendly markets with supportive demographics and outsized long-term growth potential ▪ Recent portfolio acquisition expands geographic presence into Charlotte and Tampa along with increasing size of Orlando portfolio Lake Brandon Village Tampa, FL

6 © CTO Realty Growth, Inc. | ctoreit.com Focused on high-quality open-air shopping centers primarily located in the Southeast and Southwest. Multi-Tenant, Retail Asset Strategy ▪ Focused on retail-based, large format, multi-tenanted assets that have a grocery, lifestyle or community-oriented retail component and located in higher growth MSAs within the continental United States ▪ Acquisition targets are in higher growth markets and exhibit strong, current in-place yields and basis at discounts to replacement costs with future potential for increased returns through a combination of vacancy lease-up, redevelopment or rolling in-place leases to higher market rental rates Monetization of Legacy Assets ▪ CTO has a select number of legacy assets, that when monetized, are likely to unlock meaningful equity to be redeployed into core strategy assets that may drive higher cash flow and Core FFO Alpine Income Property Trust and Management Fee Income ▪ CTO seeded and externally manages Alpine Income Property Trust (NYSE: PINE), a pure-play net lease REIT, which is a meaningful and attractive source of management fee income and dividend income through CTO’s direct investment in PINE REIT shares and OP units Targeting Retail-Based, Large Format Value-Add Income Property Acquisitions Monetize Legacy and Non-Core Assets to Drive Growth Manage and Retain Ownership in Alpine REIT (NYSE:PINE) Focused Execution Differentiated Investment Strategy

Recent Portfolio Acquisition Closed August 20, 2024

CTO REALTY GROWTH

Transaction Highlights

Basis is well below replacement cost at $154 per SF

Expands portfolio footprint into Charlotte and Tampa, strengthens Orlando presence and increases grocery anchored properties

Near-term value add opportunities include ability to add strong tenancy, bringing rents up to market, and increasing occupancy

Purchase Price $137.5 million

Asset	Location	Anchors	Year Built	SF	Q3 2024 Leased %
Carolina Pavilion	Charlotte, NC	AMC, Floor & Décor, Nordstrom Rack, Ross, Burlington (shadow anchored by Target)	1995	685,714	94%
Millenia Crossing	Orlando, FL	Nordstrom Rack	2009-2011	100,385	96%
Lake Brandon Village	Brandon, FL (Tampa)	Sprouts, PetSmart, DSW, Scandinavian Designs Furniture (shadow anchored by Lowe's)	1998	102,022	100%
Total / Wtd.				**888,121**	**95%**


Carolina Pavilion
ROSS


rack
Millenia Crossing


SPROUTS
Lake Brandon Village

CTO NYSE © CTO Realty Growth, Inc. | ctoreit.com
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8 © CTO Realty Growth, Inc. | ctoreit.com Building a Leading Retail-Focused Portfolio All values are as of year-end for their respective years, unless otherwise noted. 1. In , PINE completed it’s IPO with a portfolio contributed from CTO It is also the year CTO changed its investment strategy to focus on multi-tenant, retail-focused properties largely located in CTO’s newly defined target markets 2. Includes properties that are shadow anchored by a grocer. 20191 Q3 2024 Number of Properties 34 22 Total Portfolio Square Feet 1.8M 4.6M Occupancy 95% 90% Annualized Base Rent $27.6M $91.4M % of ABR from Multi-Tenant 28% Multi-Tenant 94% Multi-Tenant % of ABR from Retail & Mixed-Use 60% Retail & Mixed-Use 96% Retail & Mixed-Use % of ABR from Grocery-Anchored Properties2 4% Grocery 20% Grocery Value of PINE Shares & Units $32.4M $43.0M as of September 30, 2024 Ashford Lane Atlanta, GA Madison Yards | Atlanta, GA Beaver Creek Crossings | Apex, NC

9 © CTO Realty Growth, Inc. | ctoreit.com Q2 2024 Q3 2024 State Properties SF (in 000s) $ ABR (in 000s) % State Properties SF (in 000s) $ ABR (in 000s) % Georgia 4 1,098 $28,815 36% Georgia 4 1,098 $29,099 32% Texas 3 885 14,615 18% Florida 10 798 17,877 20% Florida 8 596 13,980 17% Texas 3 885 14,560 16% Virginia 1 392 8,887 11% North Carolina 2 1,008 12,630 14% North Carolina 1 322 4,814 6% Virginia 1 392 9,016 10% Arizona 1 222 4,572 6% Arizona 1 222 4,572 5% New Mexico 1 210 3,646 4% New Mexico 1 210 3,646 4% Utah 1 171 1,733 2% - - - - - Total 20 3,895 $81,061 100% Total 22 4,612 $91,400 100% High-Quality Demographics Percentages listed based on GAAP Annualized Base Rent for the Company’s portfolio as of September , Any differences a result of rounding. 1. As of September 30, 2024. Source: Esri; Portfolio average weighted by the Annualized Base Rent of each property. % of Annualized Rent By State 200,000 Portfolio Average 5-Mile Population1 $136,000 Portfolio Average 5-Mile Household Income1 88% Percentage of Portfolio ABR from ULI’s Top 30 arkets1 CTO Property > 21% 10% - 20% < 6%

10 © CTO Realty Growth, Inc. | ctoreit.com Durable Portfolio with Meaningful Growth Opportunities Repositioning Upside Essential Retail Stable Cash Flow Strong performing, larger format open-air shopping centers with a combination of value-add lease up, redevelopment and stable, in-place cash flows in some of the strongest markets in the United States. Ashford Lane | Atlanta, GA The Collection at Forsyth | Cumming, GA The Shops at Legacy North | Plano, TX West Broad Village | Glen Allen, VA The Exchange at Gwinnett | Buford, GA Madison Yards | Atlanta, GA Crossroads Towne Center | Chandler, AZ Beaver Creek Crossings | Apex, NC The Strand at St. Johns Town Center | Jacksonville, FL

11 © CTO Realty Growth, Inc. | ctoreit.com Active Asset Management Recent transaction and leasing activity results in the Company’s properties now being all located in the Southeast and Southwest and an increased signed not open pipeline Executing on Asset Recycling ▪ Expecting full year 2024 investments of $300 million to $350 million and dispositions of $35 million to $50 million ▪ Year to date, completed structured investments totaling $63.8 million in first mortgages and preferred equity interests with an initial yield of 11.5% ▪ In August 2024, purchased a portfolio consisting of three open-air shopping centers located in Charlotte, Orlando and Tampa markets with 0.9 million of leasable square feet for an aggregate purchase price of $137.5 million ▪ In August 2024, sold Jordan Landing located in West Jordan, Utah for $18.0 million ▪ In March 2024, purchased Marketplace at Seminole Towne Center located in the Orlando market with 0.3 million leasable square feet for $68.7 million ▪ In March 2024, sold 0.1 million square foot mixed-use property in Santa Fe, NM for $20.0 million ▪ In February 2024, sold the remaining non-income producing mineral rights & interests totaling approximately 352,000 acres in 19 counties in the State of Florida for gross proceeds of $5.0 million Leasing Momentum ▪ Year to date, executed new and renewal leases totaling 0.4 million square feet bringing the Company’s leased occupancy to 95.8% compared to 94.6% as of June 30, 2024 ▪ Signed not opened pipeline is now $6.5 million, or 7.2%, of annual in-place cash base rent as of September 30, 2024 Ashford Lane Culinary Dropout

12 © CTO Realty Growth, Inc. | ctoreit.com Strong Leasing Execution 1. Recently signed renewals and leases include leases signed in Q ‘ thru Q ‘ 2. Excludes newly leased units that were acquired as vacant. 3. As of September 30, 2024 Lease Rollover Schedule3 % of ABR Expiring 1% 7% 12% 12% 21% 9% 8% 8% 22% Recently Signed Leases1 ▪ YTD Q3 2024 Comparable Leasing Spreads2 26.0% o 79% new lease spreads (excluding acquired vacancy) o 5% options & renewal spreads ▪ Q3 2024 - Occupancy 90.0% & Leased Occupancy 95.8% o 580 bps of future occupancy pickup based on current spread between Occupancy and Leased Occupancy

13 © CTO Realty Growth, Inc. | ctoreit.com PINE Company Profile 1. Based on PINE’s per share common stock price as of September , CTO seeded and externally manages Alpine Income Property Trust (NYSE: PINE), a pure play net lease REIT, which is a meaningful and attractive source of management fee income and dividend income Dividend Yield1 6.2% Implied Cap Rate 8% Number of Properties 133 Number of States with a Property 34 Total Portfolio Square Feet 3.6M Annualized Base Rent $41.5M % of ABR from Investment Grade Rated Tenants 52% % of ABR from Credit Rated Tenants 83% Diversified Geographic Footprint High-Quality Top Tenancy ≈ 15 3% CTO’s Ownership Interest in Alpine Income Property Trust $43.0 Million CTO’s Investment in Alpine Income Property Trust1 % of Annualized Base Rent By State as of September 30, 2024 (2.36 million shares and units at $18.20 share price) >8% 4% - 7% < 2%

14 © CTO Realty Growth, Inc. | ctoreit.com Component of Long-Term Debt Type Maturity Principal Interest Rate 2025 Convertible Senior Notes Fixed Apr-2025 $51 million 3.88% 2026 Term Loan2 Fixed Mar-2026 $65 million SOFR + 10 bps + [1.25% - 2.20%] Mortgage Note Fixed Aug-2026 $18 million 4.06% Revolving Credit Facility Floating Jan-2027 $45 million SOFR + 10 bps + [1.25% - 2.20%] Revolving Credit Facility3 Fixed Jan-2027 $50 million SOFR + 10 bps + [1.25% - 2.20%] 2027 Term Loan4 Fixed Jan-2027 $100 million SOFR + 10 bps + [1.25% - 2.20%] 2028 Term Loan5 Fixed Jan-2028 $100 million SOFR + 10 bps + [1.20% - 2.15%] 2029 Term Loan6 Fixed Sep-2029 $100 million SOFR + 10 bps + [1.20% - 2.15%] Total Debt $529 million 4.28% Balance Sheet – Q3 2024 Exchange at Gwinnett Buford, GA Yonder Yoga $51 $83 $100 $100 $195 2024 2025 2026 2027 2028 2029 2030 Unsecured Secured Revolving Credit Facility Reflects million outstanding under the Company’s million senior unsecured revolving credit facility; the Company’s senior unsecured revolving credit facility matures in January and includes a one-year extension option to January 2028, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option. 2. The Company utilized interest rate swaps on the $65.0 million 2026 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 1.27% plus the 10 bps SOFR adjustment plus the applicable spread. 3. The Company utilized interest rate swaps on $50.0 million of the Credit Facility balance to fix SOFR and achieve a weighted average fixed swap rate of 3.85% plus the 10 bps SOFR adjustment plus the applicable spread. 4. The Company utilized interest rate swaps on the $100.0 million 2027 Term Loan balance to fix SOFR and achieve a fixed swap rate of 1.35% plus the 10 bps SOFR adjustment plus the applicable spread. 5. The Company utilized interest rate swaps on the $100.0 million 2028 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 3.78% plus the 10 bps SOFR adjustment plus the applicable spread. 6. The Company utilized interest rate swaps on the $100.0 million 2029 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 3.28% plus the 10 bps SOFR adjustment plus the applicable spread. Debt Maturities ▪ Adequate liquidity for opportunistic growth ▪ Well-staggered debt maturity schedule ▪ Forward hedges out to 2033 to minimize interest rate volatility ▪ 43% net debt-to-total enterprise value (TEV) ▪ Q3 2024 quarter-end net debt-to-pro forma EBITDA of 6.4x ▪ $45m of floating rate debt on the Revolving Credit Facility6 ▪ $205 million undrawn commitments on the Revolving Credit Facility 1

15 © CTO Realty Growth, Inc. | ctoreit.com 2024 Revised Guidance Exchange at Gwinnett Buford, GA Yonder Yoga Previous 2024 Revised 2024 Core FFO Per Diluted Share3 $1.81 – $1.86 $1.83 – $1.87 $0.02 - $0.01 AFFO Per Diluted Share3 $1.95 - $2.00 $1.96 - $2.00 $0.01 - $0.00 The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2024 is as follows: Same-Property NOI Growth1,2 2% - 4% 4% - 6% 200 bps – 200 bps General and Administrative Expense $15.2 - $16.2 $16.0 - $16.5 $0.8 – $0.3 Weighted Average Diluted Shares Outstanding 22.9 25.3 2.4 Year-end 2024 Leased Occupancy2 95% - 96% 96% - 97% 100 bps – 100 bps Investments $200 - $250 $300 - $350 $100 - $100 Target Initial Investment Cash Yield 8.50% - 9.00% 8.50% - 9.00% No change Dispositions $50 - $75 $35 - $50 ($15) – ($25) Target Disposition Cash Yield 7.50% - 8.25% 8.50% - 8.75% 100 bps – 50 bps The Company’s 2024 revised guidance includes but is not limited to the following assumptions: $ and shares outstanding in millions, except per share data. 1. Includes the known effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. 2. Before potential impact from income producing acquisitions and dispositions. 3. See reconciliation of our 2024 Core FFO and AFFO per Diluted Share to Net Income Attributable to the Company on page 26. Increase (Decrease)

16 © CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team Exchange at Gwinnett Buford, GA Yonder Yoga John P. Albright President & Chief Executive Officer ▪ Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Philip R. Mays Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Financial Officer & Treasurer of Shadowbox Studios; EVP, Chief Financial Officer & Treasurer of Cedar Realty; and Vice President and Chief Accounting Officer of Federal Realty (NYSE: FRT) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Senior Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director of the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Matt J. Trau Vice President, Investments ▪ Former Senior Director of Transactions at ShopCore Properties; Senior Associate of Transactions at DDR Corp (currently Site Centers NYSE: SITC) Alexander M. Gordon Vice President, Leasing & Investments ▪ Former Senior Associate, Brokerage & Retail Advisory Services at CBRE (NYSE: CBRE)

17 © CTO Realty Growth, Inc. | ctoreit.com Corporate Responsibility Exchange at Gwinnett Buford, GA Yonder Yoga CTO Realty Growth is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Social Responsibility Inclusive and Supportive Company Culture ▪ Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach ▪ Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Board oversees risk assessment/management, with oversight for specific areas of risk delegated to Board committees ▪ Stock ownership requirements for all Executive Management and Directors ▪ Prohibition against hedging and pledging CTO Realty Growth stock ▪ Robust policies and procedures for approval of related party transactions ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy

18 © CTO Realty Growth, Inc. | ctoreit.com Environmental Responsibility Yonder Yoga Over the past ten years, CTO has planted approximately 170,000 pine trees in Florida and has restored over 700 acres of former industrial timberland. These 170,000 trees absorb more than 1,000 tons of carbon each year. Environmental Responsibility Committed Focus & Targeted Investment ▪ Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices. Notable achievements: o Formed a conservation mitigation bank on approximately 2,500 acres of land, resulting in the land being barred from development permanently preserved o Invested in LED lighting, recycling and waste reduction strategies, programmable thermostats, energy management systems in our office and/or at our owned properties o Conveyed over 11,000 acres of land to the State of Florida to significantly enlarge the neighboring Tiger Bay State Forest Tenant Alignment ▪ Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices

19 © CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non-GAAP Financial Measures Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, distress in the banking sector, global supply chain disruptions, and ongoing geopolitical war; credit risk associated with the Company investing in structured investments; the ultimate geographic spread, severity and duration of pandemics such as the COVID-19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update the information contained in this presentation to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma Adjusted EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive.

20 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures Non-GAAP Financial Measures (continued) To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma Adjusted EBITDA, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and certain adjustments to reconciliation estimates related to reimbursable revenue for recently acquired properties, and other non-cash income or expense. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities. Cash interest expense is also excluded from Pro Forma Adjusted EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and certain adjustments to reconciliation estimates related to reimbursable revenue for recently acquired properties, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loans and investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loans and investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma Adjusted EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from the Company’s properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company’s properties. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

21 © CTO Realty Growth, Inc. | ctoreit.com References References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include: ▪ This presentation was published on October 24, 2024. ▪ All information is as of September 30, 2024, unless otherwise noted. ▪ Any calculation differences are assumed to be a result of rounding. ▪ “2024 Guidance” in this presentation is based on the 2024 Guidance provided in the Company’s Third Quarter 2024 Operating Results press release filed on October 24, 2024. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE. ▪ “Annualized Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on the current portfolio and represent straight-line rent calculated in accordance with GAAP. ▪ “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on the current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, oody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “ ajor Rating Agencies”). The Company defines an Investment Grade Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, oody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and oody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain the Company’s qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,362,475 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price as of the referenced period on the respective slide. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced. ▪ “ SA” or “ etropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. ▪ “Net Debt” is calculated as total long-term debt as presented on the face of the balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt.

Consolidated Statements of Operations

CTO REALTY GROWTH

CTO Realty Growth, Inc.
Consolidated Statements of Operations
(Unaudited, in thousands, except share, per share and dividend data)

	Three Months Ended		Nine Months Ended	
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenues				
Income Properties	$ 28,528	$ 25,183	$ 79,029	$ 70,373
Management Fee Income	1,124	1,094	3,360	3,294
Interest Income From Commercial Loans and Investments	1,615	1,114	4,407	2,965
Real Estate Operations	538	1,079	1,981	2,602
Total Revenues	31,805	28,470	88,777	79,234
Direct Cost of Revenues				
Income Properties	(7,797)	(7,060)	(22,630)	(20,883)
Real Estate Operations	(359)	(152)	(1,437)	(876)
Total Direct Cost of Revenues	(8,156)	(7,212)	(24,067)	(21,759)
General and Administrative Expenses	(4,075)	(3,439)	(11,750)	(10,493)
Provision for Impairment	(538)	(929)	(653)	(1,408)
Depreciation and Amortization	(13,221)	(11,669)	(35,701)	(32,814)
Total Operating Expenses	(25,990)	(23,249)	(72,171)	(66,474)
Gain (Loss) on Disposition of Assets	(855)	2,464	8,308	3,565
Other Gain (Loss)	(855)	2,464	8,308	3,565
Total Operating Income	4,960	7,685	24,914	16,325
Investment and Other Income (Loss)	7,031	1,184	5,201	(1,296)
Interest Expense	(5,632)	(6,318)	(16,765)	(16,161)
Income (Loss) Before Income Tax Benefit (Expense)	6,359	2,551	13,350	(1,132)
Income Tax Benefit (Expense)	(132)	135	(98)	(375)
Net Income (Loss) Attributable to the Company	6,227	2,686	13,252	(1,507)
Distributions to Preferred Stockholders	(1,878)	(1,195)	(4,936)	(3,585)
Net Income (Loss) Attributable to Common Stockholders	$ 4,349	$ 1,491	$ 8,316	$ (5,092)
Per Share Information				
Basic and Diluted Net Income (Loss) Attributable to Common Stockholders	$ 0.17	$ 0.07	$ 0.35	$ (0.23)
Weighted Average Number of Common Shares				
Basic	25,445,411	22,484,561	23,601,389	22,556,642
Diluted	25,521,749	22,484,561	23,625,369	22,556,642

CTO NYSE
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Non-GAAP Financial Measures

CTO Realty Growth, Inc.
Non-GAAP Financial Measures
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended	
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net Income (Loss) Attributable to the Company	$ 6,227	$ 2,686	$ 13,252	$ (1,507)
Add Back: Effect of Dilutive Interest Related to 2025 Convertible Senior Notes[1]	-	-	-	-
Net Income (Loss) Attributable to the Company, If-Converted	$ 6,227	$ 2,686	$ 13,252	$ (1,507)
Depreciation and Amortization of Real Estate	13,204	11,651	35,650	32,769
Loss (Gain) on Disposition of Assets, Net of Tax	855	(2,741)	(8,308)	(3,565)
Gain on Disposition of Other Assets	(181)	(926)	(550)	(1,739)
Provision for Impairment	538	929	653	1,408
Realized and Unrealized Loss (Gain) on Investment Securities	(6,244)	(429)	(2,868)	5,663
Extinguishment of Contingent Obligation	-	-	-	(2,300)
Funds from Operations	$ 14,399	$ 11,170	$ 37,829	$ 30,729
Distributions to Preferred Stockholders	(1,878)	(1,195)	(4,936)	(3,585)
Funds from Operations Attributable to Common Stockholders	$ 12,521	$ 9,975	$ 32,893	$ 27,144
Amortization of Intangibles to Lease Income	112	487	830	1,793
Less: Effect of Dilutive Interest Related to 2025 Notes[1]	-	-	-	-
Core Funds from Operations Attributable to Common Stockholders	$ 12,633	$ 10,462	$ 33,723	$ 28,937
Adjustments:				
Straight-Line Rent Adjustment	(473)	(790)	(1,512)	(919)
COVID-19 Rent Repayments	-	3	-	46
Other Depreciation and Amortization	(3)	24	(10)	(92)
Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest	235	199	752	636
Non-Cash Compensation	750	868	2,887	2,802
Adjusted Funds from Operations Attributable to Common Stockholders	$ 13,142	$ 10,766	$ 35,840	$ 31,410
FFO Attributable to Common Stockholders per Common Share – Diluted[1]	$ 0.49	$ 0.44	$ 1.39	$ 1.20
Core FFO Attributable to Common Stockholders per Common Share – Diluted[1]	$ 0.50	$ 0.47	$ 1.43	$ 1.28
AFFO Attributable to Common Stockholders per Common Share – Diluted[1]	$ 0.51	$ 0.48	$ 1.52	$ 1.39

1. For the three and nine months ended September 2024 and 2023, interest related to the 2025 Convertible Senior Notes was excluded from net income (loss) attributable to the Company to derive FFO, as the impact to net income (loss) attributable to common stockholders would be anti-dilutive. Further, the weighted average shares used to compute per share amounts for FFO Attributable to Common Stockholders per Common Share - Diluted, Core FFO Attributable to Common Stockholders per Common Share - Diluted, and AFFO Attributable to Common Stockholders per Common Share - Diluted do not reflect any dilution related to the ultimate settlement of the 2025 Convertible Senior Notes.

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Same-Property NOI

CTO Realty Growth, Inc.
Same-Property NOI Reconciliation
(Unaudited, in thousands)

	Three Months Ended		Nine Months Ended	
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net Income (Loss) Attributable to the Company	$ 6,227	$ 2,686	$ 13,252	$ (1,507)
Loss (Gain) on Disposition of Assets, Net of Tax	855	(2,464)	(8,308)	(3,565)
Provision for Impairment	538	929	653	1,408
Depreciation and Amortization	13,221	11,669	35,701	32,814
Amortization of Intangibles to Lease Income	(112)	(487)	(830)	(1,793)
Straight-Line Rent Adjustment	473	790	1,512	919
COVID-19 Rent Repayments	-	(3)	-	(46)
Accretion of Tenant Contribution	13	38	39	114
Interest Expense	5,632	6,318	16,765	16,161
General and Administrative Expenses	4,075	3,439	11,750	10,493
Investment and Other Income (Loss)	(7,031)	(1,184)	(5,201)	1,296
Income Tax Benefit (Expense)	132	(135)	98	375
Real Estate Operations Revenues	(538)	(1,079)	(1,981)	(2,602)
Real Estate Operations Direct Cost of Revenues	359	152	1,437	876
Management Fee Income	(1,124)	(1,094)	(3,360)	(3,294)
Interest Income from Commercial Loans and Investments	(1,615)	(1,114)	(4,407)	(2,965)
Other Non-Recurring Items[1]	(699)	-	(1,252)	-
Less: Impact of Properties Not Owned for the Full Reporting Period	(3,568)	(2,657)	(11,214)	(6,256)
Same-Property NOI	$ 16,838	$ 15,804	$ 44,654	$ 42,428

1. Includes non-recurring items including termination fees, forfeitures of tenant security deposits, and certain adjustments to estimates related to recently acquired property CAM reconciliations.

© CTO Realty Growth, Inc. | ctoreit.com
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25 © CTO Realty Growth, Inc. | ctoreit.com Net Debt to Pro Forma Adjusted EBITDA CTO Realty Growth, Inc. Reconciliation of Net Debt to Pro Forma Adjusted EBITDA (Unaudited, in thousands) 1. Includes non-recurring items including termination fees, forfeitures of tenant security deposits, and certain adjustments to estimates related to recently acquired property CAM reconciliations. 2. Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s investments and disposition activity during the three months ended September 30, 2024. Three Months Ended September 30, 2024 Net Income Attributable to the Company $ 6,227 Depreciation and Amortization of Real Estate 13,204 Loss on Disposition of Assets, Net of Tax 855 Gains on the Disposition of Other Assets (181) Provision for Impairment 538 Unrealized Gain on Investment Securities (6,244) Distributions to Preferred Stockholders (1,878) Straight-Line Rent Adjustment (473) Amortization of Intangibles to Lease Income 112 Other Depreciation and Amortization (3) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 235 Non-Cash Compensation 750 Other Non-Recurring Items1 (699) Interest Expense, Net of Amortization of Loan Costs and Discount on Convertible Debt 5,396 Adjusted EBITDA $ 17,839 Annualized Adjusted EBITDA $ 71,356 Pro Forma Annualized Impact of Current Quarter Investments and Dispositions, Net2 9,901 Pro Forma Adjusted EBITDA $ 81,257 Total Long-Term Debt 526,838 Financing Costs, Net of Accumulated Amortization 1,911 Unamortized Convertible Debt Discount 85 Cash and Cash Equivalents (8,172) Net Debt $ 520,662 Net Debt to Pro Forma Adjusted EBITDA 6.4x

26 © CTO Realty Growth, Inc. | ctoreit.com Core FFO & AFFO Guidance Reconciliation CTO Realty Growth, Inc. Reconciliation of Net Income Attributable to the Company per Diluted Share to Core FFO & AFFO Guidance per Diluted Share (Unaudited) 1. Represents the actual adjustment for the nine months ended September , The Company’s revised outlook excludes projections related to these measures. Revised Outlook Range for 2024 Low High Net Income Attributable to the Company, per Common Share - Diluted $ 0.55 $ 0.59 Depreciation and Amortization of Real Estate 1.94 1.94 Gain on Disposition of Assets, Net of Tax1 (0.33) (0.33) Gain on Disposition of Other Assets1 (0.02) (0.02) Provision for Impairment1 0.03 0.03 Realized and Unrealized Gain on Investment Securities1 (0.11) (0.11) Funds from Operations, per Common Share - Diluted $ 2.06 $ 2.10 Distributions to Preferred Stockholders (0.27) (0.27) Funds from Operations Attributable to Common Stockholders, per Common Share - Diluted $ 1.79 $ 1.83 Amortization of Intangibles to Lease Income 0.04 0.04 Core Funds from Operations Attributable to Common Stockholders $ 1.83 $ 1.87 Adjustments: Straight-Line Rent Adjustment (0.07) (0.07) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 0.05 0.05 Non-Cash Compensation 0.15 0.15 Adjusted Funds From Operations Attributable to Common Stockholders, per Common Share - Diluted $ 1.96 $ 2.00

Investor Inquiries: Philip R. Mays, Chief Financial Officer, (407) 904-3324, pmays@ctoreit.com Ashford Lane | Atlanta, GA